UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2019

PRESTIGE CONSUMER HEALTHCARE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of
incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 White Plains Road, Tarrytown, New York 10591

(Address of principal executive offices) (Zip Code)

(914) 524-6800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 14, 2019, Prestige Consumer Healthcare Inc. (the “Company”) issued a press release reporting preliminary unaudited revenue results for our third quarter ended December 31, 2018 and updated fiscal year 2019 guidance. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 14, 2019, representatives of the Company began making presentations to investors using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Presentation”) and incorporated herein by reference. The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the fiscal year ending March 31, 2019.

The Investor Presentation includes unaudited financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”) appears at the end of the Investor Presentation and/or in the Company’s November 1, 2018 earnings release and the January 14, 2019 press release in the “About Non-GAAP Financial Measures” section. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the Investor Presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2019	PRESTIGE BRANDS HOLDINGS, INC.

	By:	/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 14, 2019 (furnished only)

99.2	Investor Presentation slides in use beginning January 14, 2019 (furnished only).